UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2020

PRESIDIO PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-53673	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300
San Diego, California 92123
(Address of Principal Executive Offices, Including Zip Code)
____________________

(760) 471-8536
(Registrant’s Telephone Number, Including Area Code)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2020, Presidio Property Trust, Inc. (the “Company”) filed for record with the State Department of Assessments and Taxation of Maryland:

a.Articles of Amendment to its charter that (i) provided for a 1-for-2 reverse stock split of the issued and outstanding shares of Series A Common Stock, $0.01 par value per share (the “Series A Common Stock”), and (ii) provided for the par value of the Series A Common Stock to be changed from $0.02 par value per share (as a result of the reverse stock split) back to $0.01 par value per share, effective at 5:00 p.m. (EDT) on July 29, 2020; and

b.Articles Supplementary to its charter to reclassify and designate (i) 1,000,000 shares of Series AA Preferred Stock, (ii) 10,000 shares of Series 6.3% Preferred Stock, (iii) 40,000 shares of Series B Preferred Stock, and (iv) 7,950,000 authorized but unissued shares of preferred stock, $0.01 par value per share, of the Company, in each case, as shares of Series C Common Stock, $0.01 par value per share (the “Series C Common Stock”), for a total of 9,000,000 shares of Series C Common Stock, effective at 5:01 p.m. (EDT) on July 29, 2020.

The foregoing descriptions of the Articles of Amendment and the Articles Supplementary do not purport to be complete and are qualified in their entirety by the full text of the Articles Supplementary and the Articles of Amendment attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Articles of Amendment (1 for 2 reverse stock split of Series A Common Stock), effective July 29, 2020.

3.2 Articles Supplementary (9,000,000 shares of Series C Common Stock), effective July 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2020	PRESIDIO PROPERTY TRUST, INC.
By: /s/ Ann T. Nguyen
Ann T. Nguyen
Secretary & General Counsel